EX.99.906CERT

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the RMB Investors Trust, does hereby certify, to such officer's knowledge, that the report on Form N-CSR of the RMB Investors Trust for the year ended December 31, 2025 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the RMB Investors Trust for the stated period.

/s/ Christopher M. Graff
Christopher M. Graff, President
(Principal Executive Officer)
RMB Investors Trust

Dated:	February 25, 2026

/s/ Maher A. Harb
Maher A. Harb, Chief Financial Officer and Treasurer
(Principal Financial Officer)
RMB Investors Trust

Dated:	February 25, 2026

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by RMB Investors Trust for purposes of Section 18 of the Securities Exchange Act of 1934.